EliteDesigns® Variable Annuity	Issued by:	Security Benefit Life Insurance Company
EliteDesigns® Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York

Supplement Dated March 1, 2011,
To Prospectus Dated May 1, 2010

Effective April 4, 2011, the Subaccounts listed in the left-hand column of the table below (“Closing Subaccounts”) will no longer be available for the allocation of Purchase Payments or the transfer of Contract Value.  Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging, Asset Allocation, and Rebalancing Programs (collectively referred to as “Automatic Investment Program”). If you have Contract Value in one or more of the Closing Subaccounts on April 4, 2011, however, your Contract Value will remain invested in the Subaccount until you make a transfer or withdrawal out of the Closing Subaccount.

In the event that we receive a request on or after April 4, 2011, to allocate to any of the Closing Subaccounts, we currently anticipate we will handle those transactions as follows:

New Applications: If we receive an application for a Contract with an allocation to any of the Closing Subaccounts, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Days after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided.

Existing Contracts: If we receive a Purchase Payment for an existing Contract with an allocation to any of the Closing Subaccounts (including cases in which an Extra Credit Rider is in effect), we will allocate the applicable portion of the payment to the Redirect Subaccount(s) listed in the table below opposite the respective Closing Subaccount(s). If you have in effect an automatic allocation to one or more of the Closing Subaccounts pursuant to an Automatic Investment Program, those automatic transactions will be terminated effective as of the close of business on April 4, 2011. If you wish to set up a new Dollar Cost Averaging Option, Asset Allocation Option, or a Rebalancing Program (without the Closing Subaccounts) you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to any of the Closing Subaccounts, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

Please see the Fund prospectuses for more information the Underlying Funds in which the Redirect Subaccounts Invest.

Closing Subaccount	Redirect Subaccount
PIMCO VIT Low Duration – Administrative Class	PIMCO VIT Low Duration – Advisor Class1
PIMCO VIT Real Return – Administrative Class	PIMCO VIT Real Return – Advisor Class1
PIMCO VIT Total Return – Administrative Class	PIMCO VIT Total Return – Advisor Class1
Direxion Dynamic VP HY Bond	Rydex VT U.S. Government Money Market
Dreyfus VIF International Value	Rydex VT U.S. Government Money Market
Federated Fund for U.S. Government Securities II	Rydex VT U.S. Government Money Market
Federated High Income Bond II	Rydex VT U.S. Government Money Market
Fidelity® VIP Growth Opportunities	Rydex VT U.S. Government Money Market
Invesco V.I. Capital Appreciation	Rydex VT U.S. Government Money Market
Invesco Van Kampen V.I. Government	Rydex VT U.S. Government Money Market
Neuberger Berman AMT Partners	Rydex VT U.S. Government Money Market
Rydex | SGI VT Alternative Strategies Allocation	Rydex VT U.S. Government Money Market
Rydex | SGI VT International Long Short Select	Rydex VT U.S. Government Money Market
Rydex | SGI VT Mid Cap Growth	Rydex VT U.S. Government Money Market
1 The Advisor Class imposes a distribution and/or service (12b-1) fee of 0.25%, which is 0.10% higher than the 0.15% service fee imposed by the Administrative Class.

Please Retain This Supplement For Future Reference